90132-P1 11/25

LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED NOVEMBER 7, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 1, 2025

OF CLEARBRIDGE LARGE CAP GROWTH FUND (the “FUND”)

During a meeting of the Fund’s Board of Trustees (the “Board”) held on November 5-6, 2025, the Board approved changing the Fund’s classification from diversified to non-diversified. Generally, a non-diversified fund may invest a larger percentage of its assets in a smaller number of issuers as compared to a diversified fund. To the extent the Fund invests a larger percentage of its assets in a smaller number of issuers, it will be more susceptible to negative events affecting those issuers. The Fund intends to ask shareholders to approve changing the Fund’s classification from diversified to non-diversified.

Shareholders will also be asked to approve a proposal that would enable the Fund’s manager, with the approval of the Fund’s Board of Trustees, to enter into and materially amend subadvisory contracts without shareholder approval, in reliance on an exemptive order previously granted by the Securities and Exchange Commission.

A meeting of the shareholders of the Fund will be held during the second quarter of 2026 to vote on the proposed changes. If approved by shareholders, the changes will take effect following the shareholder meeting. Shareholders of record as of January 21 will be mailed additional informational materials about the proposals. This supplement is not a solicitation of any proxy.

Please retain this supplement for future reference.